UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2013
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On December 30, 2013, Donald W. Duda, Chief Executive Officer of Methode Electronics, Inc. (the "Company") established a trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (a "Plan").
Mr. Duda's Plan provides for the sale, on the terms and conditions provided in the Plan, of up to 100,000 shares of the Company's common stock to be acquired through the exercise of stock options. The Plan is scheduled to terminate January 2015.
Transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings as required by the U.S. Securities and Exchange Commission. The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors of the Company in the future, or to report any modification to or termination of any publicly announced Rule 10b5-1 trading plan, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2014	METHODE ELECTRONICS, INC. By: /s/ Douglas A. Koman Douglas A. Koman Chief Financial Officer